UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelixis, Inc. held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2013, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080. At the Annual Meeting, Exelixis stockholders were asked to vote upon:

1.	The election of three Class II directors for a three-year term until the 2016 annual meeting of stockholders. The nominees for election to these positions were Carl B. Feldbaum, Esq., Alan M. Garber, M.D., Ph.D. and Vincent T. Marchesi, M.D., Ph.D.;

2.	The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending December 27, 2013; and

3.	The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ Proxy Statement for the Annual Meeting.

The voting results of the matters presented at the Annual Meeting are as follows:

1.	The election of each of Mr. Feldbaum and Drs. Garber and Marchesi, as directors of Exelixis until the 2016 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carl B. Feldbaum, Esq.	99,797,922	961,644	3,114,570	53,776,805
Alan M. Garber, M.D., Ph.D.	99,952,857	818,905	3,102,371	53,776,805
Vincent T. Marchesi, M.D., Ph.D.	99,532,431	1,235,074	3,106,628	53,776,805

Exelixis’ Class III directors, Frank McCormick, Ph.D., FRS, Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D., will each continue to serve on the Board of Directors until the 2014 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Exelixis’ Class I directors, Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS, and Jack L. Wyszomierski, will each continue to serve on the Board of Directors until the 2015 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending December 27, 2013, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
151,288,786	2,061,378	4,300,774	0

3.	The compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ Proxy Statement for the Annual Meeting, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,633,118	2,034,496	3,206,519	53,776,805

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: May 23, 2013	/s/James B. Bucher
James B. Bucher Vice President, Corporate Legal Affairs and Secretary